Revenues	3 Months Ended
Mar. 31, 2021
Revenue from Contract with Customer [Abstract]
REVENUES

NOTE 10 — REVENUES

Revenues

The table below presents the Company’s revenues disaggregated by nature of the revenue stream and the pattern or timing of revenue recognition for the periods indicated. The Company has one reportable segment and all revenues are earned in the U.S.

	Three Months Ended March 31,
(amounts in thousands)	2021	2020
Revenues from contracts with customers:
Revenue recognized at point in time:
Interchange and card revenue	$8,351	$6,607
Servicing fees from partner bank	9,372	4,765
Account fees	2,686	2,909
University fees - disbursement activity	276	293
Other	2,650	192
Total revenue recognized at point in time	$23,335	$14,766

Revenue recognized over time:
University fees - subscriptions	$1,048	$992
Total revenue recognized over time	1,048	992

Total revenue recognized from contracts with customers	$24,383	$15,758

Deferred revenues

Deferred revenue consists of amounts received from clients prior to the performance of services. Deferred revenue is recognized over the service period on a straight-line basis or when the contractual performance obligation has been satisfied. The Company classifies deferred revenue on the balance sheet in Deferred revenue -current and Deferred revenue - non-current.

The deferred revenue balances were as follows:

	March 31,
(amounts in thousands)	2021	2020
Deferred revenue, beginning of period	$4,689	$1,938
Deferred revenue, end of period	$4,624	$4,905

During the three months ended March 31, 2021 and 2020, the Company recognized approximately $0.9 million and $0.7 million, respectively, in the period from amounts included in deferred revenue at the beginning of the period.

Unbilled receivables

The Company had $3.2 million of unbilled receivables as of March 31, 2021. Unbilled receivables are reported in Prepaid expenses and other current assets on the Consolidated Balance Sheets.